UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008 (November 6, 2008)
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	001-15875 (Commission File Number)	54-1684963 (I.R.S. Employer Identification No.)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 6, 2008, King Pharmaceuticals, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press release of King Pharmaceuticals, Inc. dated November 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KING PHARMACEUTICALS, INC.
Date: November 6, 2008	By:	/s/ Joseph Squicciarino
Joseph Squicciarino
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of King Pharmaceuticals, Inc. dated November 6, 2008.

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